Exhibit 99.2

A Compelling Combination for Shareholders 1 January 19, 2016

Safe Harbor and Forward - Looking Information This document includes forward - looking statements (which includes “forward - looking information” within the meaning of applicable Canadian securities laws) . These forward - looking statements are not based on historical facts but instead reflect Progressive Waste's or Waste Connections’ respective management’s expectations, estimates or projections concerning future results or events . These forward - looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether the transaction, including the merger, the issuance of the merger consideration and the proposed share consolidation of Progressive Waste, will be consummated, including whether conditions to the consummation of the transaction will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the combined company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, (3) the potential benefits and synergies of the transaction, including expected cost savings and tax benefits and (4) expectations for other economic, business, and/or competitive factors . Although Waste Connections and Progressive Waste believe that the expectations reflected in such forward - looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the combined company . Among the key factors that could cause actual results to differ materially from those projected in the forward - looking statements include the following : the ability to consummate the proposed transaction ; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule ; the ability of Waste Connections and Progressive Waste to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated ; the potential impact of the announcement or consummation of the proposed transactions on relationships, including with employees, suppliers, customers and competitors ; changes in general economic, business and political conditions, including changes in the financial markets ; changes in applicable laws ; significant competition that Waste Connections and Progressive Waste face ; compliance with extensive government regulation ; and the diversion of management time on the proposed transactions . These forward - looking statements may be affected by risks and uncertainties in the business of Waste Connections and Progressive Waste and market conditions . This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by Waste Connections and Progressive Waste with the U . S . Securities and Exchange Commission, including Waste Connections’ quarterly reports on Form 10 - Q and its annual report on Form 10 - K for the year ended December 31 , 2014 , and Progressive Waste’s quarterly reports on Form 6 - K and its year - end report for the year ended December 31 , 2014 , as well as in Progressive Waste’s filings with the Canadian securities regulators . Waste Connections and Progressive Waste wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward - looking statement made by or on behalf of Waste Connections or Progressive Waste . Neither Waste Connections nor Progressive Waste undertakes any obligation to update forward - looking statements to reflect events or circumstances after the date hereof, except as may be specifically required by applicable securities laws . 2

No Offer or Solicitation This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . 3

Additional Information and Where to Find It In connection with the transaction, Progressive Waste, as the parent company resulting from the transaction, intends to file with the SEC a registration statement on Form F - 4 that will include the joint proxy statement/prospectus of Waste Connections and Progressive Waste, Progressive Waste’s information circular in respect of the meeting of its shareholders to approve the issuance of the merger consideration, and other relevant documents to be mailed by Waste Connections and Progressive Waste to their respective security holders in connection with the proposed transaction of Waste Connections and Progressive Waste . Progressive Waste’s information circular will also be filed with the Canadian securities regulators . WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE INFORMATION CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Waste Connections, Progressive Waste and the proposed transaction . Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www . sec . gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www . sedar . com . In addition, a copy of the registration statement on Form F - 4 and joint proxy statement/prospectus and information circular (when it becomes available) may be obtained free of charge from Progressive Waste’s internet website for investors at http : //investor . progressivewaste . com, and from Waste Connections’ investor relations website at http : //wasteconnections . investorroom . com . Investors and security holders may also read and copy any reports, statements and other information filed by Waste Connections or Progressive Waste, with the SEC, at the SEC public reference room at 100 F Street, N . E . , Washington, D . C . 20549 . Please call the SEC at 1 - 800 - SEC - 0330 or visit the SEC’s website for further information on its public reference room . 4

Participants in the Solicitation of Votes Waste Connections and its directors , executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the proposed transaction . I nformation regarding Waste Connections’ directors and executive officers is available in its proxy statement filed with the SEC by Waste Connections on April 2 , 2015 in connection with its 2015 annual meeting of stockholders . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus, Progressive Waste’s registration statement and information circular and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available . 5

Transaction Overview Transaction Overview Company Highlights WCN + BIN Roadmap to Completion

Compelling Transaction for Shareholders of Both Companies 7 ▪ Combines complementary footprints under Waste Connections’ proven management team with long - term track record of shareholder value creation ▪ Retains Waste Connections’ commitment to differentiated strategy ▪ Combined year 1 adjusted EBITDA between $1.25 billion and $1.3 billion and more than $625 million of adjusted free cash flow , excluding the impact of any divestitures and/or asset swaps ▪ Transaction expected to generate approximately $50 million in SG&A cost savings and additional upside from longer - term safety and operational improvements ▪ More than 20 % accretion in year 1 adjusted free cash flow/share ▪ Stock - for - stock transaction maintains strong credit profile and flexibility to fund future growth opportunities and r eturn of capital to shareholders All references to "$" are U.S. Dollars unless otherwise noted

Transaction at a Glance Structure ▪ All - stock transaction; reverse merger ▪ ~70% owned by Waste Connections stockholders (WCN) ▪ ~30% owned by Progressive Waste Solutions shareholders (BIN) ▪ Canadian domicile with dual listing on NYSE and TSX Shareholder Consideration ▪ WCN stockholders will receive 2.076843 BIN shares for each WCN share (1 · 0.4815 implied exchange ratio) to effect ~70/30 ownership split ▪ BIN expects to implement a share consolidation on the basis of 0.4815 of a share on post - consolidation basis for each share outstanding on pre - consolidation basis ▪ If share consolidation is approved by BIN shareholders, WCN stockholders will receive one share of the combined company for each existing WCN share, resulting in ~174M shares outstanding Financial Benefits ▪ Expect combined year 1 adjusted EBITDA between $1.25B and $1.3B, more than $625M of adjusted free cash flow ▪ More than 20% accretion in year 1 adjusted free cash flow/share ▪ Expected SG&A cost savings of ~$50M and additional upside from longer - term operational improvements ▪ Continued payment of cash dividends Board / Management ▪ Combined company to be led by current WCN management team ▪ Board to include the five current members of WCN Board and two current members of BIN Board Approvals / Closing ▪ Expected to close in second quarter of 2016 ▪ Subject to customary closing conditions 8

Company Highlights Transaction Overview Company Highlights WCN + BIN Roadmap to Completion

Waste Connections: Investment Highlights 10 ▪ Third largest solid waste and leading oilfield waste company in the U.S. − $8.5 billion enterprise value; $5 billion assets; 7,000 employees ▪ Differentiated strategy  focused on secondary and exclusive markets ▪ Differentiated results − Sector - leading EBITDA, EBIT and free cash flow (B) margins − Sector - leading conversion of EBITDA to free cash flow (B) ▪ Well positioned for additional strategic growth opportunities − Investment grade - rated  tremendous access to low cost growth capital ▪ Safety - Focused / Servant Leadership Culture ▪ Proven and stable management team creating substantial stockholder value − Over 2x the TSR of WM and RSG, and almost 3x the S&P 500 over the past decade (B) Definitions on slide 23

Waste Connections: Differentiated Strategy 11 Success Within Solid Waste Industry Driven By : ▪ Market selection ▪ Asset and contractual positioning ▪ Execution at the local level Focus On: ▪ Exclusive markets − Vertically integrated or non - integrated ▪ Competitive markets − Secondary markets with high collection market share − Vertically integrated or disposal neutral Strategic Implications: ▪ Lower customer churn rates  comparably better price and volume growth ▪ Not dependent on behavior or execution of other national players ▪ Resilient in a weak economy; levered to improving economy

Waste Connections: Leading Sector Metrics 12 _______________________________________________________ 2015e based on analyst projections and Company guidance. * Non GAAP measures; as defined by companies. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2013 2014 2015e Price Growth WM RSG WCN -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2013 2014 2015e Volume Growth WM RSG WCN 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 36.0% 2013 2014 2015e Adjusted EBITDA* as % of Revenues WM RSG WCN 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2013 2014 2015e Adjusted FCF* as % of Revenues WM RSG WCN

Waste Connections: 10 - Year Leading TSR 13 As of 12/31/15 289% 148% 129% 0 100 200 300 400 2006 2007 2008 2008 2009 2010 2011 2012 2013 2014 2015 WCN WM RSG S&P 500 S&P/TSX Composite Index 103% 53%

Progressive Waste: Company Highlights 14 ▪ One of the largest solid waste management companies in North America − Over 4 million commercial, industrial and residential customers − Top 3 market share position in over 80% of its markets − More than 7,800 employees ▪ Strong vertically integrated asset base in the U.S. and Canada ▪ Strong record of organic revenue growth − Well positioned in Canada and higher growth U.S. markets − Capex investment for recent contract wins already in place ▪ Balance sheet stability to fund growth and continuing return of capital to shareholder − Quarterly cash dividend of C$0.17 per share (C$0.68/share annually ) ▪ Committed to environmental excellence − Growing fleet of CNG vehicles − Top 10% of CDP’s Canada 200 Climate Disclosure Leadership Index

WCN + BIN Transaction Overview Company Highlights WCN + BIN Roadmap to Completion

Complementary Operational Footprint 16 Legend Corporate HQ Regional HQ/Office Collection Transfer Disposal / Landfill Recycling Intermodal E&P Transfer E&P Processing & Disposal

Combination Creates an Industry Leader 17 xx% xx% Pro Forma Revenue by Service Line 69% 19% 3% 6% 3% Collection Transfer & Disposal Recycling E&P Waste Treatment Other ~$4.1 Billion 1 As of LTM 9/30/15 ~ $4.1 billion pro forma revenue 14,800+ employees, with new opportunities for growth and development 7,000+ collection vehicles 90+ landfills 6 million+ commercial, industrial and residential customers with a shared commitment to operational excellence Key Statistics

Financially Compelling Combination 18 ▪ Transaction will create a North American industry leader in waste management with pro forma revenue of ~$4.1 billion ▪ More than 20% accretion in year 1 adjusted free cash flow/share ▪ Combined company will benefit from Waste Connections’ free cash flow (B) margins, will expand its sector - leading conversion of EBITDA to free cash flow (B) ▪ Combined company expects to achieve SG&A cost savings of ~$50 million within first 12 months after closing ▪ Additional upside from longer - term safety and operational improvements ▪ Combined company pro forma debt to adjusted EBITDA (A) leverage to be 3.0x or less (A) (B) Definitions on slide 23

Roadmap to Completion Transaction Overview Company Highlights WCN + BIN Roadmap to Completion

Seamless Integration 20 ▪ Closing − Obtain regulatory approvals, including TSX approval − Waste Connections and Progressive Waste shareholder approvals − Expected to close in second quarter of 2016 ▪ Integration − Coordinated integration teams led by WCN and BIN management − Well - defined integration process for people, assets and systems − Combination will incorporate best - in - class operating procedures and talent of both companies − Broad training and development efforts to instill safety - focused, servant leadership culture

Compelling Transaction for Shareholders of Both Companies 21 ▪ Brings together complementary footprints under Waste Connections’ proven management team with long - term track record of shareholder value creation ▪ Retains Waste Connections’ commitment to differentiated strategy ▪ Combined year 1 adjusted EBITDA between $1.25 billion and $1.3 billion and more than $625 million of adjusted free cash flow , excluding the impact of any divestitures and/or asset swaps ▪ Transaction expected to generate approximately $50 million in SG&A cost savings and additional upside from longer - term safety and operational improvements ▪ More than 20 % accretion in year 1 adjusted free cash flow/share ▪ Stock - for - stock transaction maintains strong credit profile and flexibility to fund future growth opportunities and r eturn of capital to shareholders

Appendix

Definitions of Non - GAAP Measures (A) Adjusted EBITDA : Adjusted EBITDA, a non - GAAP financial measure, is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry . Waste Connections’ management uses adjusted EBITDA as one of the principal measures to evaluate and monitor the ongoing financial performance of the Company's operations . Waste Connections defines adjusted EBITDA as net income, plus income tax provision, plus interest expense, plus depreciation and amortization expense, plus closure and post - closure accretion expense, plus or minus any loss or gain on disposal of assets, plus other expense, less other income . The Company further adjusts this calculation to exclude the effects of other items management believes impact the ability to assess the operating performance of our business . This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures . Other companies may calculate adjusted EBITDA differently . (B) Adjusted Free Cash Flow : Adjusted free cash flow, a non - GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry . Waste Connections’ management uses adjusted free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of the Company's operations . Waste Connections defines adjusted free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets, plus or minus change in book overdraft, plus excess tax benefit associated with equity - based compensation, less capital expenditures for property and equipment and distributions to non - controlling interests . The Company further adjusts this calculation to exclude the effects of items management believes impact the ability to assess the operating performance of its business . This measure is not a substitute for, and should be used in conjunction with, GAAP liquidity or financial measures . Other companies may calculate adjusted free cash flow differently . 23

CORPORATE HEADQUARTERS 3 Waterway Square Place, Suite 110 The Woodlands, TX 77380 (832) 442 - 2200 INVESTOR CONTACTS Worthing Jackman, EVP CFO Phone : (832) 442 - 2266 worthingj@wasteconnections.com Mary Anne Whitney, VP Finance Phone : (832) 442 - 2253 maryannew@wasteconnections.com http://wasteconnections.investorroom.com 24 CORPORATE HEADQUARTERS 400 Applewood Crescent, Second Floor Vaughan, ON L4K 0C3 INVESTOR CONTACT Chaya Cooperberg, VP Investor Relations & Corporate Communications Phone: (905) 532 - 7517 chaya.cooperberg@progressivewaste.com http ://investor.progressivewaste.com